UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 24, 2004

Med Diversified, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

1-15587	84-1037630
(Commission File Number)	(IRS Employer Identification No.)

100 Brickstone Square, Fifth Floor Andover, MA	01810
(Address of Principal Executive Offices)	(Zip Code)

(978) 323-2500
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01                Entry into a Material Definitive Agreement.

Not Applicable

Item 1.02                Termination of a Material Definitive Agreement.

Not Applicable

Item 1.03                Bankruptcy or Receivership.

Not Applicable

Section 2 - Financial Information

Item 2.01                Completion of Acquisition or Disposition of Assets.

Not Applicable

Item 2.02                Results of Operations and Financial Condition.

Not Applicable

Item 2.03                Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Not Applicable

Item 2.04                Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

Not Applicable

Item 2.05                Costs Associated with Exit or Disposal Activities.

Not Applicable

Item 2.06                Material Impairments.

Not Applicable

Section 3 - Securities and Trading Markets

Item 3.01                Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Not Applicable

Item 3.02                Unregistered Sales of Equity Securities.

Not Applicable

Item 3.03                Material Modification to Rights of Security Holders.

Not Applicable

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01                Changes in Registrant’s Certifying Accountant.

Not Applicable

Item 4.02                Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Not Applicable

Section 5 - Corporate Governance and Management

Item 5.01                Changes in Control of Registrant.

Not Applicable

Item 5.02                Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Not Applicable

Item 5.05                Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Not Applicable

Section 6 - [Reserved]

Section 7 - Regulation FD

Item 7.01                Regulation FD Disclosure.

On September 30, 2004, Med Diversified, Inc. filed with United States Bankruptcy Court for the Eastern District of New York (the “Bankruptcy Court”) our Monthly Operating Report for the August 2004 reporting period (the “Med August Operating Report”).  Exhibit 99.1 to this Form 8-K contains material portions of the Med August Operating Report.

On September 30, 2004, Chartwell Diversified Services, Inc. (“CDSI”), formerly our wholly owned subsidiary, filed with the Bankruptcy Court its Monthly Operating Report for the August 2004 reporting period (the “Chartwell Diversified August Operating Report”).  CDSI was, as of the end of August 2004, a wholly owned subsidiary of Med Diversified.  Exhibit 99.2 to this Form 8-K contains material portions of the Chartwell Diversified August Operating Report.

On September 30, 2004, Chartwell Community Services, Inc. (“CCS”), formerly our wholly owned subsidiary, filed with the Bankruptcy Court its Monthly Operating Report for the August 2004 reporting period (the “Chartwell Community August Operating Report”).  CCS was, as of the end of August 2004, a wholly owned subsidiary of Med Diversified.  Exhibit 99.3 to this Form 8-K contains material portions of the Chartwell Community August Operating Report.

On September 30, 2004, Chartwell Care Givers, Inc. (“CCG”), formerly our wholly owned subsidiary, filed with the Bankruptcy Court its Monthly Operating Report for the August 2004 reporting period (the “Chartwell Care Givers August Operating Report”).  CCG was, as of the end of August 2004, a wholly owned subsidiary of Med Diversified.  Exhibit 99.4 to this Form 8-K contains material portions of the Chartwell Care August Operating Report.

On September 30, 2004, Resource Pharmacy, Inc., our wholly owned subsidiary, filed with the Bankruptcy Court its Monthly Operating Report for the August 2004 reporting period (the “Resource August Operating Report”).  Exhibit 99.5 to this Form 8-K contains material portions of the Resource August Operating Report.

On September 30, 2004, Trestle Corporation, our wholly owned subsidiary, filed with the Bankruptcy Court its Monthly Operating Report for the August 2004 reporting period (the “Trestle August Operating Report”).  Exhibit 99.6 to this Form 8-K contains material portions of the Trestle August Operating Report.

On September 24, 2004, Tender Loving Care Health Care Services, Inc., our wholly owned subsidiary, filed with the Bankruptcy Court the Monthly Operating Report for itself and its subsidiaries for the August 2004 reporting period (the “TLC August Operating Report”).  Exhibit 99.7 to this Form 8-K contains material portions of the TLC August Operating Report.

Collectively, the Med August Operating Report, Chartwell Diversified August Operating Report, Resource August Operating Report, Trestle August Operating Report, Chartwell Care Givers August Operating Report, Chartwell Community August Operating Report and TLC August Operating Report are referred to herein as the “Operating Reports.”

The portions of the Operating Reports included as exhibits 99.1 through 99.7 of this Form 8-K constitute what we believe to be salient elements of each such Operating Report.  Full copies of the Operating Reports with all schedules will be on file in the Office of the Clerk of the United States Bankruptcy Court, 290 Federal Plaza, Central Islip, New York, where they can be inspected during usual business hours.

CAUTIONARY STATEMENT REGARDING FINANCIAL AND OPERATING DATA

We caution readers not to place undue reliance upon the information contained in the Operating Reports, which contain unaudited information and are in a format prescribed by the applicable bankruptcy law.  The Operating Reports are not prepared in accordance with generally accepted accounting principles (“GAAP”) and do not accurately reflect the condition of our company and subsidiaries on a GAAP basis.  The Operating Reports are not presented on a consolidated basis and therefore do not present the consolidated results of our company and subsidiaries.  The Operating Reports may be subject to revision.  The Operating Reports also contain information for periods, which may be shorter or otherwise different from those reports required pursuant to the Exchange Act.

Additionally, readers are cautioned that, as was provided in our proposed Second Amended Plan of Liquidation, As Modified, all shares of our capital stock will be cancelled some time after the effective date of our Plan of Liquidation, which occurred on September 17, 2004.  As a result, holders of our capital stock will not receive any distribution on account of their cancelled shares and Med Diversified no longer owns CDSI, CCS or CCG, nor any of their assets.  The Plan of Liquidation contemplates cessation and dissolution of Med Diversified subsequent to the closing of the sale of substantially all of the assets of our wholly-owned subsidiary, Tender Loving Care Health Care Services, Inc.

Section 8 - Other Events

Item 8.01                Other Events.

Not Applicable

Section 9 - Financial Statements and Exhibits

Item 9.01                Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Not Applicable

(b) Pro forma financial information.

Not Applicable

(c) Exhibits.

99.1	Material portions of Monthly Operating Report of Med Diversified, Inc. for the August2004 reporting period.

99.2	Material portions of Monthly Operating Report of Chartwell Diversified Services, Inc. for the August 2004 reporting period.

99.3	Material portions of Monthly Operating Report of Chartwell Community Services, Inc. for the August 2004 reporting period.

99.4	Material portions of Monthly Operating Report of Chartwell Care Givers, Inc. for the August 2004 reporting period.

99.5	Material portions of Monthly Operating Report of Resource Pharmacy, Inc. for the August 2004 reporting period.

99.6	Material portions of Monthly Operating Report of Trestle Corporation for the August 2004 reporting period.

99.7	Material portions of Monthly Operating Report of Tender Loving Care Health Care Services, Inc. et al for the August 2004 reporting period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MED DIVERSIFIED, INC.
[REGISTRANT]

Date: October 12, 2004	By:	/s/ ALEX BROMLEY
Alex Bromley
Designated Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Material portions of Monthly Operating Report of Med Diversified, Inc. for the August 2004 reporting period.

99.2	Material portions of Monthly Operating Report of Chartwell Diversified Services, Inc. for the August 2004 reporting period.

99.3	Material portions of Monthly Operating Report of Chartwell Community Services, Inc. for the August 2004 reporting period.

99.4	Material portions of Monthly Operating Report of Chartwell Care Givers, Inc. for the August 2004 reporting period.

99.5	Material portions of Monthly Operating Report of Resource Pharmacy, Inc. for the August 2004 reporting period.

99.6	Material portions of Monthly Operating Report of Trestle Corporation for the August 2004 reporting period.

99.7	Material portions of Monthly Operating Report of Tender Loving Care Health Care Services, Inc. et al for the August 2004 reporting period.